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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 12, 1999



                              THE BANC CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


          0-25033                                      63-1201350
   (Commission File No.)                  (I.R.S. Employer Identification No.)


                              17 North 20th Street
                            Birmingham, Alabama 35203
                    (Address of Principal Executive Offices)


                                 (205) 326-2265
              (Registrant's Telephone Number, Including Area Code)

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Item 2.   Acquisition or Disposition of Assets

         On February 12, 1999, The Banc Corporation, a Delaware corporation (the "Corporation"), consummated the merger of Emerald Coast Bancshares, Inc., a Florida bank holding company ("Emerald"), with and into the Corporation. Emerald Coast Bank, which was converted to a federally chartered thrift simultaneously with the merger, became a wholly-owned subsidiary of the Corporation. Pursuant to the Reorganization Agreement and Plan of Merger between the Corporation and Emerald, the former Emerald shareholders received a total of approximately 1,379,958 shares of Corporation Common Stock, which equals an approximate exchange ratio of 2.03534 shares of Corporation Common Stock, par value $.001 per share, for each share of Emerald Common Stock. The transaction was accounted for as a pooling of interests.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of the Businesses Acquired.

                  The required audited consolidated financial statements of Emerald at December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, were filed with the Corporation's Registration Statement on Form S-1 (Registration No. 333-67011), as filed on November 9, 1998, and are hereby incorporated by reference herein. The required unaudited consolidated financial statements of Emerald at September 30, 1998, and the period then ended, were filed with the Corporation's Registration Statement on Form S-1 (Registration No. 333-67011), as filed on November 9, 1998, and are hereby incorporated by reference herein.

         (b)      Pro Forma Financial Information.

                  The required pro forma consolidated financial information for the year ended December 31, 1997 and at September 30, 1998, and the period then ended, were filed as part of the Corporation's Registration Statement on Form S-1 (Registration No. 333-67011), as filed November 9, 1998, and are hereby incorporated by reference herein.

         (c)      Exhibits:

           EXHIBIT
             NO.                                 DESCRIPTION
             ---                                 -----------

            (2)-1 Reorganization Agreement and Plan of Merger, dated as of June 2, 1998, by and between The
                                    Banc Corporation and Emerald Coast
                                    Bancshares, Inc., filed as Exhibit (2)-5 to the Corporation's Registration Statement on
                                    Form S-4 (Registration No. 333-58493), is hereby incorporated herein by reference.

           (23)-1                   Consent of Saltmarsh, Cleaveland & Gund.


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
           (99)-1 Audited consolidated financial statements of Emerald at December 31, 1997 and 1996, and the periods then ended, and the unaudited consolidated financial statements of Emerald at September 30, 1998, and the period then ended.

           (99)-2 Pro Forma Consolidated Financial Statements of the Corporation for the fiscal year ended
                                    December 31, 1997, and at September 30,
                                    1998, and the period then ended.





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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      THE BANC CORPORATION


                                      By     /s/ James A. Taylor, Jr.
                                         --------------------------------------
                                                 James A. Taylor, Jr.
                                              Executive Vice President,
                                            General Counsel and Secretary


Dated: February 25, 1999


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